Page 13 of 13 Pages


                                    EXHIBIT A

                             JOINT FILING AGREEMENT


               The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of SoftNet Systems, Inc. dated as of April 13, 1998 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  April 13, 1998              WHITE ROCK CAPITAL PARTNERS, L.P.

                                   By:  White Rock Capital Management, L.P.
                                        Its General Partner

                                        By:  White Rock Capital, Inc.
                                             Its General Partner


                                             By:  /S/ THOMAS U. BARTON
                                                  -----------------------------
                                                  Thomas U. Barton
                                                  President


Date:  April 13, 1998              WHITE ROCK CAPITAL MANAGEMENT. L.P.

                                   By:  White Rock Capital Inc.
                                          Its General Partner

                                        By:  /S/ THOMAS U. BARTON
                                             ----------------------------------
                                             Thomas U. Barton
                                             President

Date:  April 13, 1998              WHITE ROCK CAPITAL, INC.


                                   By:  /S/ THOMAS U. BARTON
                                        ---------------------------------------
                                        Thomas U. Barton
                                        President


Date:  April 13, 1998              /S/ THOMAS U. BARTON
                                   --------------------------------------------
                                   Thomas U. Barton


Date:  April 13, 1998              /S/ JOSEPH U. BARTON
                                   --------------------------------------------
                                   Joseph U. Barton